                                                                   EXHIBIT 10.48



                           RECAPITALIZATION AGREEMENT

     THIS RECAPITALIZATION AGREEMENT (this "Agreement") is made as of
March 27, 2000 by and among ZEFER Corp., a Delaware corporation (the
"Company"), GTCR Capital Partners, L.P., a Delaware limited partnership ("GTCR Capital"), GTCR Fund VI, L.P., a Delaware limited partnership ("GTCR Fund VI"), GTCR VI Executive Fund, L.P., a Delaware limited partnership ("Executive Fund"), GTCR Associates VI, a Delaware general partnership ("Associates Fund" and, together with GTCR Capital, GTCR Fund VI and the Executive Fund, the "GTCR Investors"), and the other stockholders of the Company set forth on the signature pages hereto (together with the GTCR Investors, the "Stockholders"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 6 hereof.

     Each Stockholder owns the number of shares of the Company's Class A Preferred Stock, par value $.01 per share (the "Class A Preferred") set forth opposite such Stockholder's name on the Schedule of Stockholders attached hereto.

     Section 4B of Part B of Article Four of the Company's Restated Certificate of Incorporation, as amended through the date hereof (the "Certificate"), provides that the Company shall, at the request of the holders of a majority of the Class A Preferred, apply the net cash proceeds from any public offering of equity securities to redeem the outstanding shares of Class A Preferred at a price equal to the liquidation value thereof plus accrued and unpaid dividends thereon.

     The Company has filed a Registration Statement on Form S-1 (File No. 333-94283) (the "Registration Statement") with the Securities and Exchange Commission relating to an initial public offering (the "Initial Public Offering") of the Company's common stock, par value $0.001 per share (the "Common Stock"), under the Securities Act. The Stockholders desire that the Company redeem the shares of Class A Preferred with the net proceeds of the Initial Public Offering after payment of underwriting discounts and reasonable out-of-pocket fees and expenses incurred in connection therewith (the "Net Proceeds"). However, the Company desires to use a portion of the Net Proceeds to fully repay the GTCR Indebtedness and the Harris Indebtedness (collectively, the "Indebtedness"), and to maintain a portion of the Net Proceeds for working capital and other general corporate purposes. As a result, if the Company receives Net Proceeds less than the amounts set forth in this Agreement, there may not be any Net Proceeds remaining to redeem outstanding shares of Class A Preferred.

     As such, the Stockholders and the Company desire to enter into an agreement pursuant to which the Net Proceeds will be applied in the following order and manner: (i) first, the Net Proceeds will be used to fully repay the Harris Indebtedness; (ii) second, an additional amount of Net Proceeds, if any, not to exceed $23,400,000 shall be retained by the Company for working capital and other general corporate purposes; (iii) third, an additional amount of Net Proceeds, if any, not to exceed $33,200,000 in the aggregate shall be divided evenly with (a) one-half of such amount applied to repay the GTCR Indebtedness and (b) the other half of such amount retained by the Company for working capital and other general corporate purposes; (iv) fourth, an additional amount of Net Proceeds, if any, shall be applied to repay the remaining GTCR Indebtedness; and (v) fifth, the remaining Net Proceeds, if any (the "Excess Net Proceeds"), will be used by the Company to redeem shares of Class A Preferred; provided that to the extent that the Excess Net Proceeds are not sufficient to redeem all shares of Class A Preferred, the remaining shares of Class A Preferred shall be exchanged for shares of Common Stock (the "Exchange Shares"). In addition, to the extent the underwriters of the Initial Public Offering exercise their over-allotment option, the Excess Net Proceeds resulting from such exercise, if any, will be used by the Company to redeem Exchange Shares from the Stockholders on a pro rata basis according to the number of Exchange Shares received by each Stockholder at a redemption price per share equal to the initial offering price for a share of Common Stock in the Initial Public Offering.

     The parties hereto agree as follows:

     Section 1. Application of Net Proceeds; Redemption; Exchange; and Closing.

     1A. Application of Net Proceeds; Redemption. At the Closing (as defined in
Section 1C below), the Company shall apply the Net Proceeds as follows: (i) first, the Net Proceeds shall be used to fully repay the Harris Indebtedness;
(ii) second, an additional amount of Net Proceeds, if any, not to exceed $23,400,000 shall be retained by the Company for working capital and other general corporate purposes; (iii) third, an additional amount of Net Proceeds, if any, not to exceed $33,200,000 in the aggregate shall be divided evenly with
(a) one-half of such amount applied to repay the GTCR Indebtedness and (b) the other half of such amount retained by the Company for working capital and other general corporate purposes; (iv) fourth, an additional amount of Net Proceeds, if any, shall be applied to repay the remaining GTCR Indebtedness; and (v) fifth, the Excess Net Proceeds, if any, shall be used to redeem shares of Class A Preferred from each Stockholder on a pro rata basis according to the aggregate liquidation value and accrued and unpaid dividends of the Class A Preferred held by such Stockholder. The redemption price for each share of Class A Preferred shall equal the liquidation value thereof plus accrued and unpaid dividends thereon. The redemption of the Class A Preferred pursuant to this Section 1A is referred to herein as the "Redemption." At the Closing, each Stockholder shall tender to the Company the shares of Class A Preferred held by such Stockholder that are being redeemed pursuant to the Redemption duly endorsed for transfer to the Company. As described below in Section 1B, each Stockholder shall have the right to receive Exchange Shares in exchange for any shares of Class A Preferred not so redeemed.

     1B. Exchange of the Remaining Shares of Class A Preferred Stock. At the Closing, each Stockholder will exchange, in accordance with this Section 1B, all shares of Class A Preferred held by such Stockholder that have not been redeemed pursuant to Section 1A for Exchange Shares. At the Closing, the Company shall issue to each Stockholder a number of shares

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of Common Stock equal to (i) the aggregate liquidation value of the shares of
Class A Preferred, if any, held by such Stockholder after giving effect to the Redemption, plus the aggregate value of all accrued and unpaid dividends on such shares of Class A Preferred, divided by (ii) the initial offering price of a share of Common Stock in the Initial Public Offering. At the Closing, each Stockholder shall deliver to the Company certificates representing all shares of Class A Preferred, if any, held by such Stockholder after giving effect to the Redemption, duly endorsed for transfer to the Company. If a fractional share of Exchange Shares would be issuable to a Stockholder pursuant to this Section 1B, the Company shall deliver to such Stockholder cash in lieu of such fractional share in an amount equal to the percentage of a share represented by such fractional interest multiplied by the initial offering price of a share of Common Stock in the Initial Public Offering.

     1C. The Closing. The closing of the transactions contemplated by this
Section 1 (the "Closing") shall take place concurrently with the consummation of the Initial Public Offering and at the same location. As of the Closing, all shares of outstanding Class A Preferred shall automatically be canceled and retired and cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Recapitalization Consideration therefor upon the surrender of such certificate in the manner provided in this Section 1C. At the Closing and thereafter, upon presentment and delivery by each such Stockholder to the Company of the certificates representing the shares of Class A Preferred held by such Stockholder duly endorsed for transfer to the Company, the Company (i) shall pay to each Stockholder, by wire transfer of immediately available funds to an account or accounts designated by such Stockholder, the aggregate redemption price for such Stockholder's shares of Class A Preferred being redeemed, (ii) shall deliver, or cause the Company's transfer agent to deliver, to each Stockholder stock certificates evidencing the Exchange Shares to be issued by the Company to each such Stockholder, registered in each such Stockholder's name or its nominee's name, and (iii) shall deliver to each Stockholder cash for any fractional shares of Exchange Stock to which such Stockholder would otherwise be entitled (collectively, the "Recapitalization Consideration"). Until surrendered as contemplated in this Section 1C, each certificate representing Class A Preferred shall be deemed at any time after the Closing to represent only the right to receive the Recapitalization Consideration. Each certificate for Exchange Shares shall be imprinted with a legend in substantially the following form:

     The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") or applicable state securities law and may not be sold or transferred unless (i) a registration statement covering such shares is effective under the Act or (ii) the transaction is exempt from registration under the Act and an opinion reasonably satisfactory to the Company to such effect has been rendered by counsel.

     Section 2. Application of Over-Allotment Proceeds; Redemption; and Closing.

     2A. Application of Over-Allotment Proceeds; Redemption of Exchange Shares. Notwithstanding anything to the contrary in Section 1 above, to the extent that the underwriters of the Initial Public Offering exercise their over-allotment option from time to time, and to the extent that any of the Net Proceeds of such exercise constitute Excess Net Proceeds, the Company shall,

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upon receipt of the Excess Net Proceeds resulting from such exercise(s), use such Excess Net Proceeds of such exercise to redeem a number of Exchange Shares equal to (i) the amount of Excess Net Proceeds received by the Company from such exercise, divided by (ii) the initial public offering price for a share of Common Stock in the Initial Public Offering (each an "Exchange Share Redemption"). At each Exchange Share Redemption, each Stockholder will present and deliver certificates representing all Exchange Shares being redeemed from such Stockholder, duly endorsed for transfer to the Company. In connection with each Exchange Share Redemption, the Company shall redeem such Exchange Shares from the Stockholders on a pro rata basis according to the number of Exchange Shares received by each Stockholder pursuant to Section 1B above, in each case at a redemption price per share equal to the initial offering price for a share of Common Stock in the Initial Public Offering.

     2B. The Closing of Exchange Share Redemptions. The closing of each Exchange Share Redemption shall take place concurrently with and at the same location as the Company's issuance of Common Stock in connection with the underwriters' related exercise of their over-allotment option. As of such closing, all Exchange Shares to be redeemed in connection with such Exchange Share Redemption shall automatically be canceled and retired and cease to exist, and each holder of a certificate representing any such Exchange Shares shall cease to have any rights with respect to such Exchange Shares, except the right to receive the Exchange Share Redemption Consideration therefor upon the surrender of such certificate in the manner provided in this Section 2B. At such closing and thereafter, upon presentment and delivery by each such Stockholder to the Company of the certificate(s) representing such Exchange Shares held by such Stockholder duly endorsed for transfer to the Company, the Company shall (i) pay to such Stockholder, by wire transfer of immediately available funds to an account or accounts designated by such Stockholder, the redemption price for each Exchange Share being redeemed from such Stockholder and (ii) deliver, or cause the Company's transfer agent to deliver, to each Stockholder a new stock certificate evidencing the remaining Exchange Shares that are not being redeemed at such Exchange Share Redemption, if any, held by such Stockholder, registered in such Stockholder's name or its nominee's name (collectively, the "Exchange Share Redemption Consideration").

     Section 3. Conditions of Each Stockholder's Obligation at the Closing. The obligation of each Stockholder to deliver its shares of Class A Preferred for redemption and exchange hereunder at the Closing is subject to the satisfaction as of the Closing of the following conditions:

          3A. Representations and Warranties. The representations and warranties contained in Section 5 hereof shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

          3B. Initial Public Offering. The Company shall consummate the Initial Public offering concurrently with the transactions contemplated hereby.

          3C. Amendment of Certificate of Incorporation; Termination of Purchase Agreement. The Company shall have adopted, and the stockholders of the Company shall have approved, the amended and restated certificate of incorporation in the form of Exhibit A attached hereto (the "Restated Certificate"), and the Restated Certificate shall be filed with the Secretary of State of the State of Delaware immediately after the Closing without having been further amended or modified. In addition, the Company shall have terminated that certain Purchase Agreement, dated as of March 23, 1999, as amended (the "Purchase Agreement"), by and among the Company and GTCR Fund VI, Executive Fund and Associates Fund.

          3D. Securities Law Compliance. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Common Stock pursuant to this Agreement in compliance with such laws.

          3E. Issuance of Capital Stock. From the date hereof until the Closing Date, the Company shall not have issued any additional shares of its capital stock other than in connection with (i) the exercise of options granted pursuant to a plan approved by the Board of Directors and stockholders of the Company and/or (ii) the Initial Public Offering.

          3F. Release of Guaranty. The Company shall have obtained a full and unconditional release of the GTCR Guaranty.

          3G. Closing Documents. The Company shall have delivered to each Stockholder the following documents, which shall be in form and substance reasonably satisfactory to the holders of a majority of the shares of Class A Preferred:

          (a) A certificate of an authorized officer of the Company stating that the conditions specified in Sections 3A through 3F, inclusive, have been satisfied.

          (b) Certified copies of (i) the resolutions adopted by the Company's board of directors authorizing the execution, delivery and performance of this Agreement and all other agreements contemplated hereby, the filing of the Restated Certificate, the issuance of the Exchange Shares and the consummation of all other transactions contemplated by this Agreement, and (ii) the resolutions duly adopted by the Company's stockholders adopting the Restated Certificate.

          (c) Certified copies of the Company's certificate of incorporation and the Company's bylaws, each as in effect at the Closing.

          3H. Waiver. Any condition specified in this Section 3 may be waived on behalf of all Stockholders if consented to by the holders of a majority of the shares of Class A Preferred held by all Stockholders.

     Section 4. Conditions of the Company's Obligation at the Closing. The obligation of the Company to consummate the redemption and exchange hereunder at the Closing is subject to the satisfaction as of the Closing of the following conditions:

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          4A. Representations and Warranties. The representations and warranties contained in Section 6 hereof shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

          4B. Initial Public Offering. The Company shall consummate the Initial Public offering concurrently with the transactions contemplated hereby.

          4C. Waiver. Any condition specified in this Section 4 may be waived by the Company.

     Section 5. Representations and Warranties of the Company. As a material inducement to the Stockholders to enter into this Agreement and to perform their obligations hereunder, the Company hereby represents and warrants that:

          5A. Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify has had or would reasonably be expected to have a material adverse effect on the financial condition, operating results, assets or operations or business prospects of the Company and its Subsidiaries taken as a whole.

          5B. Authorization, No Breach. The execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized and executed by the Company and the Restated Certificate has been duly authorized. This Agreement and all other agreements contemplated hereby to which the Company is a party each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. Subject to the filing of the Restated Certificate with the Secretary of State of the State of Delaware, the execution and delivery by the Company of this Agreement and all other agreements contemplated hereby to which the Company is a party, the issuance of the Exchange Shares hereunder, and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or any Subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the Restated Certificate or the certificate of incorporation of any Subsidiary, or any law, statute, rule or regulation to which the Company or any Subsidiary is subject, or any agreement, instrument, order, judgment or decree to which the Company or any Subsidiary is a party or by which their respective property is bound, other than as expressly contemplated in such agreements described above and other than those made and obtained.

          5C. Capital Stock and Related Matters. As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, 39,855,268 of which are issued and outstanding, and 96,632 shares of Class A Preferred, 41,869.1986 of which are issued and outstanding. As of the Closing, all of the outstanding shares of the Company's capital stock (including the Exchange Shares) shall be validly issued, fully paid and non-assessable. There are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of Exchange Shares hereunder which have not been waived or terminated. The offer, sale and issuance of the Exchange Shares hereunder do not require registration under the Securities Act or any applicable state securities laws.

     Section 6. Representations and Warranties of the Stockholders. As a material inducement to the Company to enter into this Agreement and to perform its obligations hereunder, each Stockholder hereby represents and warrants to the Company, as to itself only and not jointly and severally, that:

          6A. Organization and Corporate Power. Each Stockholder that is not a natural person is a corporation, partnership, limited partnership, limited liability company, trust or other entity duly organized, validly existing and in good standing under the laws of the state of its formation.

          6B. Authorization; Enforceability. The execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which the Stockholder is a party has been duly authorized and executed by the Stockholder. This Agreement and all other agreements contemplated hereby to which the Stockholder is a party each constitutes a valid and binding obligation of such Stockholder, enforceable in accordance with its terms.

          6C. No Violation. The execution and delivery by the Stockholder of this Agreement and all other agreements contemplated hereby to which the Stockholder is a party, and the fulfillment of and compliance with the respective terms hereof and thereof by the Stockholder, do not and shall not (a) conflict with, result in a breach of any of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the violation of, (d) result in the creation of any lien, security interest, charge or encumbrance upon such Stockholders' shares of Class A Preferred,
     (e) give any third party the right to terminate or to accelerate any obligation under, or (f) require any authorization, consent, approval, execution or other action by or notice to or filing with any court or administrative or governmental body under, the provisions of any formation or governing documents or the like of the Stockholder (where the Stockholder is an entity) or any law, statute, regulation, rule, judgment, order, instrument, decree or other restriction of any government, governmental agency or court to which the Stockholder is subject or by which its, his or her property is bound or any agreement to which the Stockholder is a party.

          6D. Ownership. Each Stockholder owns the shares of Class A Preferred set forth opposite such Stockholder's name on the Schedule of Stockholders free and clear of any restrictions on transfer, claims, taxes, liens, charges, encumbrances, pledges, security interests, options, warrants, rights, contracts, calls, commitments, equities and demands, except for applicable restrictions on transfer under securities laws. The shares of Class A Preferred set forth opposite such Stockholder's name on the Schedule of Stockholders are all of the shares of Class A Preferred owned by such Stockholder.

     Section 7. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

          "Harris Indebtedness" means all outstanding principal and accrued unpaid interest thereon payable by the Company to Harris Trust and Savings Bank pursuant to that Unsecured Note made by the Company in favor of Harris Trust and Savings Bank on July 16, 1999.

          "GTCR Guaranty" means all obligations of every kind and nature of GTCR Fund VI pursuant to that certain Guaranty, dated as of July 16, 1999, executed by GTCR Fund VI in favor of Harris Trust and Savings Bank with respect to the Harris Indebtedness.

          "GTCR Indebtedness" means all outstanding principal and accrued unpaid interest thereon payable by the Company to GTCR Capital pursuant to that Promissory note made by the Company in favor of GTCR Capital on November 24, 1999.

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

     Section 8. Miscellaneous.

          8A. Termination. This Agreement shall terminate upon the earlier of
     (i) May 31, 2000, if the Initial Public Offering has not occurred by such date, and (ii) the delivery of notice by the Company to each Stockholder that the Initial Public Offering will not be consummated.

          8B. Remedies. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          8C. Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of a majority of the Class A Preferred (or the Exchange Shares issued in exchange therefor).

          8D. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any party or on such party's behalf.

          8E. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Stockholder's benefit as a Stockholder or holder of Class A Preferred or Exchange Shares are also for the benefit of, and enforceable by, any subsequent holder of such Class A Preferred or Exchange Shares, as the case may be. No Stockholder may transfer any shares of Class A Preferred or Exchange Shares without (i) first obtaining the written agreement of the transferee to be bound by the provisions of this Agreement and (ii) providing written notice of such transfer to the Company.

          8F. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          8G. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all of which taken together shall constitute one and the same Agreement.

          8H. Descriptive Headings, Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "'including" in this Agreement shall be by way of example rather than by limitation.

          8I. Governing Law. The laws of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders and all other questions concerning the construction, validity and interpretation of this Agreement, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          8J. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or telecopied to the recipient. Such notices, demands and other communications shall be sent to the Company and each Stockholder at the address indicated next to such party's name on the signature pages hereto or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          8K. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Without limiting the foregoing, each of the Company and each Stockholder hereby waives any rights it may have under the Certificate with respect to the redemption or conversion of the Class A Preferred and agrees that this Agreement shall govern such matters.

                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Recapitalization Agreement on the date first written above.



Address:                               ZEFER CORP.


                                       By: /s/ James Slamp
                                          ----------------------------

                                       Its:
                                           ---------------------------



Address:                               GTCR FUND VI, L.P.
6100 Sears Tower
Chicago, IL 60606-6402                 By:   GTCR Partners VI, L.P.
Attention: Philip A. Canfield          Its:  General Partner
           Timothy P. McAdam
Telecopier: 312/382-2201               By:   GTCR Golder Rauner, L.L.C.
                                       Its:  General Partner

                                       By:   /s/ Philip A. Canfield
                                             --------------------------------
                                       Name: Philip A. Canfield
                                       Its:  Principal


Address:                               GTCR VI EXECUTIVE FUND, L.P.
6100 Sears Tower
Chicago, IL 60606-6402                 By:   GTCR Partners VI, L.P.
Attention: Philip A. Canfield          Its:  General Partner
           Timothy P. McAdam
Telecopier: 312/382-2201               By:   GTCR Golder Rauner, L.L.C.
                                             Its:  General Partner

                                       By:   /s/ Philip A. Canfield
                                             --------------------------------
                                       Name: Philip A. Canfield
                                       Its:  Principal

Address:                               GTCR ASSOCIATES VI
6100 Sears Tower
Chicago, IL 60606-6402                 By:   GTCR Partners VI, L.P.
Attention: Philip A. Canfield          Its:  Managing General Partner
           Timothy P. McAdam
Telecopier: 312/382-2201               By:   GTCR Golder Rauner, L.L.C.
                                       Its:  General Partner

                                       By:   /s/ Philip  Canfield
                                             --------------------------------
                                       Name: Philip A. Canfield
                                       Its:  Principal


Address:                               GTCR CAPITAL PARTNERS, L.P.
6100 Sears Tower
Chicago, IL 60606-6402                 By:   GTCR Mezzanine Partners, L.P.
Attention: Philip A. Canfield          Its:  General Partner
           Timothy P. McAdam
Telecopier: 312/382-2201               By:   GTCR Partners VI, L.P.
                                       Its:  General Partner

                                       By:   GTCR Golder Rauner, L.L.C.
                                       Its:  General Partner

                                       By:   /s/ Philip  Canfield
                                             --------------------------------
                                       Name: Philip A. Canfield
                                       Its:  Principal



                                          *
                                       ___________________________________
                                       Dierdre Aubuchon


                                          *
                                       ___________________________________
                                       Richard Barnwell


                                          *
                                       ___________________________________
                                       Carol Beaudrau

                                          *
                                       ___________________________________
                                       Edward Chapman


                                          *
                                       ___________________________________
                                       Allan Cohen


                                          *
                                       ___________________________________
                                       Gerald Dube


                                          *
                                       ___________________________________
                                       Richard Fouts


                                          *
                                       ___________________________________
                                       Melissa Grossman


                                          *
                                       ___________________________________
                                       Camille Huvelle


                                          *
                                       ___________________________________
                                       John Kelly


                                          *
                                       ___________________________________
                                       David Lubin


                                          *
                                       ___________________________________
                                       David Montanarro


                                          *
                                       ___________________________________
                                       Sean Mullaney

                                          *
                                       ___________________________________
                                       Richard Nolan



                                          *
                                       ___________________________________
                                       Susan Perry



                                          *
                                       ___________________________________
                                       Bruce Russell



                                          *
                                       ___________________________________
                                       James Slamp



                                          *
                                       ___________________________________
                                       Martha Stephens



                                          *
                                       ___________________________________
                                       Francis Torby



                                          *
                                       ___________________________________
                                       Gustavo Trujillo


                                          *
                                       ___________________________________
                                       Thomas Waite


                                          *
                                       ___________________________________
                                       Anita Ward



/s/ James Slamp
--------------------------------------
* By James Slamp, Attorney-in-Fact

                            SCHEDULE OF STOCKHOLDERS




================================================================================
Name                                               Shares of Class A Preferred
--------------------------------------------------------------------------------
GTCR Fund VI, L.P.                                           37,224.5765
--------------------------------------------------------------------------------
GTCR VI Executive Fund, L.P.                                    266.5186
--------------------------------------------------------------------------------
GTCR Associates VI                                               84.5659
--------------------------------------------------------------------------------
GTCR Capital Partners, L.P.                                   3,291.5376
--------------------------------------------------------------------------------
Aubuchon, Dierdre                                                80
--------------------------------------------------------------------------------
Barnwell, Richard                                                20
--------------------------------------------------------------------------------
Beaudrau, Carol                                                 141
--------------------------------------------------------------------------------
Chapman, Edward                                                  20
--------------------------------------------------------------------------------
Cohen, Allan                                                     24
--------------------------------------------------------------------------------
Dube, Gerald                                                    121
--------------------------------------------------------------------------------
Fouts, Richard                                                   20
--------------------------------------------------------------------------------
Grossman, Melissa                                                20
--------------------------------------------------------------------------------
Huvelle, Camille                                                 10
--------------------------------------------------------------------------------
Kelly, John                                                      80
--------------------------------------------------------------------------------
Lubin, David                                                     70
--------------------------------------------------------------------------------
Montanarro, David                                                20
--------------------------------------------------------------------------------
Mullaney, Sean                                                   80
--------------------------------------------------------------------------------
Nolan, Richard                                                   40
--------------------------------------------------------------------------------
Perry, Susan                                                     20
--------------------------------------------------------------------------------
Russell, Bruce                                                   20
--------------------------------------------------------------------------------
Slamp, James                                                     40
--------------------------------------------------------------------------------
Stephens, Martha                                                 40
--------------------------------------------------------------------------------
Torby, Francis                                                   40
--------------------------------------------------------------------------------
Trujillo, Gustavo                                                20
--------------------------------------------------------------------------------
Waite, Thomas                                                    56
--------------------------------------------------------------------------------
Ward, Anita                                                      20
================================================================================

                                    EXHIBIT A

                             [RESTATED CERTIFICATE]